Exhibit 99.1

Andrew G. Dietderich Brian D. Glueckstein Alexa J. Kranzley SULLIVAN & CROMWELL LLP 125 Broad Street New York, NY 10004-2498 Telephone: (212) 558-4000 Facsimile: (212) 558-3588 Counsel to the Debtors
UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK
In re GARRETT MOTION INC., et al.,[1] Debtors.	x : : : : : : : x	Chapter 11 Case No. 20-12212 (MEW) Jointly Administered

NOTICE OF FILING OF FURTHER AMENDED PLAN SUPPLEMENT

PLEASE TAKE NOTICE that on March 12, 2021, the United States Bankruptcy Court for the Southern District of New York (the “Court”) entered the Order (I) Approving the Disclosure Statement; (II) Establishing a Voting Record Date; (III) Approving Solicitation Packages and Solicitation Procedures; (IV) Approving the Forms of Ballots; (V) Establishing Voting and Tabulation Procedures; (VI) Establishing Notice and Objection Procedures for the Confirmation of the Plan and (VII) Approving the Rights Offering Procedures and the Rights Offering Materials (the “Solicitation Procedures Order”). Among other things, the Solicitation Procedures Order approved the Disclosure Statement for Debtors’ Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (as may be amended, modified or supplemented, the “Disclosure Statement”) filed by the above-referenced Debtors and debtors-in-possession (the “Debtors”) as containing “adequate information” pursuant to section 1125 of the Bankruptcy Code and authorized the Debtors to solicit votes to accept or reject the Debtors’ Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (as may be amended, modified or supplemented, the “Plan”).2

[1]

The last four digits of Garrett Motion Inc.’s tax identification number are 3189. Due to the large number of debtor entities in these Chapter 11 Cases, which are being jointly administered, a complete list of the Debtors and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the Debtors’ claims and noticing agent at http://www.kccllc.net/garrettmotion. The Debtors’ corporate headquarters is located at La Pièce 16, Rolle, Switzerland.

[2]	Capitalized terms used but not defined in this notice shall have the meaning ascribed to them in the Plan.

PLEASE TAKE FURTHER NOTICE that on April 9, 2021, the Debtors filed the Notice of Filing of Plan Supplement [D.I. 1108] containing Exhibits 1 – 9 (collectively, and as modified, amended, or supplemented from time to time, the “Plan Supplement”).

PLEASE TAKE FURTHER NOTICE that on April 20, 2021, the Debtors filed the Notice of Filing of Amended Plan Supplement [D.I. 1145] containing revised Exhibits 1, 3, 4, 5 and 6.

PLEASE TAKE FURTHER NOTICE that the Debtors hereby file this amended Plan Supplement with the Court, which contains the following revised exhibit, along with a blackline identifying the modifications to the most recently filed version attached to the exhibit as Annex 1:

•	Exhibit 9 – Revised Draft of New Garrett Motion Inc. Board Members

PLEASE TAKE FURTHER NOTICE that the Court has set April 23, 2021 at 11:00 a.m. Eastern Time as the date and time for the hearing on confirmation of the Plan (the “Confirmation Hearing”) and to consider any objections to the Plan. The Confirmation Hearing will be held before the Honorable Michael E. Wiles, United States Bankruptcy Court for the Southern District of New York. The hearing may be adjourned from time to time, subject to the applicable terms of the Restructuring Support Agreement, without further notice other than an announcement of the adjourned date(s) at the hearing and thereafter, at any adjourned hearing(s). In addition, the Plan may be modified, subject to the applicable terms of the Restructuring Support Agreement, without further notice prior to or as a result of the confirmation hearing and thereafter, as otherwise provided in the Bankruptcy Code.

PLEASE TAKE FURTHER NOTICE that copies of the Plan, the Plan Supplement, the Disclosure Statement and the Solicitation Procedures Order, as well as other documents filed in these Chapter 11 Cases, may be obtained (i) for a nominal fee from the Court’s electronic docket for the Debtors’ Chapter 11 Cases at https://www.ecf.sdny.uscourts.gov (a PACER login and password are required and can be obtained through the PACER Service Center at www.pacer.psc.uscourts.gov), or (ii) free of charge by accessing the website of the Debtors’ Solicitation Agent, http://www.kccllc.net/garrettmotion. In addition, the Debtors will, at their expense, provide paper copies of the Plan, the Plan Supplement, the Disclosure Statement or the Solicitation Procedures Order to any party submitting a request for such paper copies (i) through the Debtors’ restructuring website at http://www.kccllc.net/garrettmotion or (ii) in writing to Garrett Motion Ballot Processing Center (c/o KCC), 222 N. Pacific Coast Highway, Suite 300 El Segundo, California 90245. Please be advised that the Solicitation Agent is authorized to answer questions about, and provide additional copies of, materials filed in these Chapter 11 Cases, but may not advise you as to whether you should contest your non-voting status or object to confirmation of the Plan.

Dated: April 22, 2021	/s/ Andrew G. Dietderich
New York, New York	Andrew G. Dietderich
Brian D. Glueckstein
Alexa J. Kranzley
SULLIVAN & CROMWELL LLP 125 Broad Street New York, New York 10004 Telephone: (212) 558-4000 Facsimile: (212) 558-3588
Email: dietdericha@sullcrom.com gluecksteinb@sullcrom.com kranzleya@sullcrom.com Counsel to the Debtors

Exhibit 9

Revised Draft of

New Garrett Motion Inc. Board Members

Exhibit 9

New Garrett Motion Inc. Board Members

In connection with the implementation of the Plan, the New Board, as of the Effective Date, shall consist of nine (9) directors, in each case designated in accordance with the terms and conditions of the Plan Support Agreement and the Investor Rights Agreements to be entered into on the Effective Date. As of the date of this amended Plan Supplement, the Company expects the New Board to include the following nine (9) directors:

•

Darius Adamczyk, designated by Honeywell, is Chairman and Chief Executive Officer of Honeywell. Before being elected Chairman in 2018 and named President and CEO in 2017, Mr. Adamczyk served as President and Chief Operating Officer. Mr. Adamczyk joined Honeywell in 2008 when Metrologic, where he was Chief Executive Officer, was acquired. Mr. Adamczyk served as President of Honeywell’s Scanning and Mobility business for four years, before leading a turnaround over two years as President of Process Solutions. In 2014, Mr. Adamczyk was promoted to President and Chief Executive Officer of Honeywell Performance Materials and Technologies. Before joining Honeywell, Mr. Adamczyk held several leadership positions with Ingersoll Rand and Booz Allen Hamilton. Mr. Adamczyk began his career as an electrical engineer at General Electric in 1988. Mr. Adamczyk earned his MBA from Harvard University, a master’s degree in computer engineering from Syracuse University, and a bachelor’s degree in electrical and computer engineering from Michigan State University.

•

Daniel A. Ninivaggi, appointed as an independent director, served as Chief Executive Officer of Icahn Automotive Group, LLC and Managing Director of Icahn Enterprises L.P. (IEP) – Automotive Segment from March 2017 through August 2019. Prior to that, Mr. Ninivaggi served as Co-Chairman and Co-CEO of Federal-Mogul Holdings Corp., an $8 billion automotive supplier. Mr. Ninivaggi was President and Chief Executive Officer of IEP between 2010 and 2014. Mr. Ninivaggi currently serves on the board of directors of Hertz Global Holdings Inc. and Metalsa S.A. (Advisory Board), and has further served as a director of numerous public and private companies, including Navistar International Corporation, Icahn Enterprises G.P. Inc., CVR GP, LLC, XO Holdings, Tropicana Entertainment Inc., Motorola Mobility Holdings Inc., and CIT Group, Inc. Prior to joining IEP, Mr. Ninivaggi spent six years at Lear Corporation, holding various executive positions. Mr. Ninivaggi began his career at Skadden, Arps, Slate, Meagher & Flom LLP before joining Winston & Strawn LLP, where he became partner. He holds a Bachelor of Arts degree from Columbia University, an MBA from the University of Chicago Graduate School of Business, and a Juris Doctor degree (with distinction) from Stanford Law School.

•

D’aun Norman, appointed as an independent director, retired from Ernst & Young as an audit partner in 2019, after over 30 years of assurance and advisory experience, including 16 years as a partner specializing in audits of publicly-traded global automotive suppliers and other industrial companies. Ms. Norman’s key audit experiences include her work on Visteon Corporation from 2013 to 2019 following the Ford spinoff and bankruptcy emergence; Federal-Mogul from 2006 to 2014 during its bankruptcy and upon emergence; Cooper Tire from 2008 to 2014 during merger negotiations; and Owens-Illinois from 1988 to 2016 during the leveraged buyout and exit, including transition from public to private status and the subsequent IPO. In addition, Ms. Norman served as Assurance People Leader for EY Michigan and Northwest Ohio area practice and as EY Central Region ASC 606 Revenue Recognition Adoption Leader. She is currently Chair of the Bowling Green State University Alumni Leadership Council where she has served multiple other roles. Ms. Norman has a Bachelor of Science in Business Administration, Accounting from Bowling Green State University and attended the EY Executive Education program at Kellogg School of Management, Northwestern University. She is a Certified Public Accountant.

•

John Petry, designated by the Additional Investors, founded Sessa Capital IM, L.P. (“Sessa Capital”) in 2012 and currently serves as its Managing Principal. Sessa Capital makes, on behalf of its funds and accounts, concentrated investments in value-oriented equity and debt securities, based on in-depth fundamental research. From 2010-2012, Mr. Petry served as a Principal at Columbus Hill Capital Partners, an investment fund focused on distressed investments. From 1997-2010, Mr. Petry held positions at Gotham Capital, most recently as partner, where he researched companies, invested in securities throughout the capital structure and structured investments in new fund vehicles and asset management business start-ups. Mr. Petry has over 25 years in the finance industry and public market investing, has led activist campaigns, invested in private equity businesses, and has experience with restructurings. Mr. Petry currently chairs two non-profit boards, Education Reform Now, which focuses on federal, state and local education policy and Only One, which is dedicated to ocean conservation. Mr. Petry received a B.S. in Economics from the University of Pennsylvania, Wharton School.

•

Olivier Rabiller, who has served as Garrett’s President and CEO and a member of its board of directors since the spin-off from Honeywell. Prior to the spin-off, Mr. Rabiller served as President and CEO of the Transportation Systems division at Honeywell from 2016 until the spin-off. Mr. Rabiller’s global career spanned approximately 16 years at Honeywell where he also served as Vice President and General Manager of Transportation Systems for High Growth Regions, Business Development, and Aftermarket (from July 2014 to July 2016) as well as Vice President, General Manager of Transportation Systems Aftermarket (from January 2012 to July 2014). Earlier positions within Honeywell included Vice President of Sourcing for Transportation Systems; Vice President of Customer Management for Passenger Vehicles at Honeywell Turbo Technologies; Vice President, European Sales and Customer Management; and Director of Marketing and Business Development for the European region. He joined Honeywell in 2002 as Senior Program Manager and Business Development Manager for Turbo Technologies EMEA. Mr. Rabiller is a director of the Swiss-American Chamber of Commerce, a non-profit organization that facilitates business relations between Switzerland and the United States. From 2012 to 2016, Mr. Rabiller was a director of Friction Material Pacifica, Australia. He holds a Master’s degree in Engineering from Ecole Centrale Nantes and an MBA from INSEAD.

•

Robert Shanks, appointed as an independent director, served as executive vice president and CFO at Ford Motor Company from April 2012 through December 2019, when he retired. Prior to that, Mr. Shanks was vice president and controller at Ford. He was appointed a corporate officer of Ford in July 2004, when he was elected to the position of vice president, Operations Support, Finance and Strategy, Ford of Europe and Premier Automotive Group (PAG). Prior to that, Mr. Shanks was CFO for PAG, as well as for Mazda Motor Corporation. In addition to other finance function in Taiwan’s Ford Lio Ho Motor Company and business development activities in Ford’s Asia-Pacific operations. Mr. Shanks has a bachelor’s degree in Foreign Service from Georgetown University and a master’s degree in International Management from the American Graduate School of International Management.

•

Steven Silver, designated by Centerbridge, joined Centerbridge in 2006 and co-heads the firm’s global private equity investing activities. He serves as a member of the firm’s Management Committee and focuses on investments in the Industrials and Consumer sectors. Mr. Silver also currently serves on the Boards of Directors of American Bath Group, FreshDirect, KIK Custom Products, Inc. (and affiliated entities), Remedi SeniorCare Holding Corporation, TriMark USA, LLC and True Food Kitchen Investco LLC (and affiliated entities). Prior to joining Centerbridge, Mr. Silver was a Managing Director and Partner at Vestar Capital Partners, a private equity investment firm. Mr. Silver began his career as a Member of the Mergers & Acquisitions department of Wasserstein Perella & Co. in New York and London. He holds a B.A. degree from Yale College and an M.B.A. from Harvard Business School with high distinction and as a George F. Baker Scholar.

•

Julia Steyn, appointed as an independent director, is Chief Commercial Officer at the investment firm VectoIQ. Ms. Steyn previously served as CEO of Bolt Mobility, where she currently serves as Non-Executive Chairwoman. Ms. Steyn is currently a Non-Executive Board Member of First Group PLC in London, UK, a multi-national transport group that operates transport services in the United Kingdom, Ireland, Canada and the United States. In addition, Ms. Steyn is a Senior Advisor to McKinsey focusing on the mobility space and corporate innovation, and serves as an advisor to several venture capital organizations. Ms. Steyn worked for almost a decade at General Motors where she was the founder and CEO of Maven, the shared mobility marketplace owned by General Motors. Ms. Steyn joined General Motors in 2012 as vice president, Corporate Development and Global Mergers & Acquisitions. Before joining General Motors, Ms. Steyn was vice president and co-managing director for Alcoa’s Corporate Development group, and she also has worked at Goldman Sachs in key positions in London, Moscow and New York. Earlier in her career, she was a business analyst at A.T. Kearney. Ms. Steyn has a bachelor’s degree from Oberlin College and an MBA with a concentration in Finance and Accounting from the University of Chicago.

•

Steven Tesoriere, designated by Oaktree, joined Oaktree in 2016. Prior to Oaktree, Mr. Tesoriere was Managing Principal and Portfolio Manager of Altai Capital Management, an investment manager he co-founded in 2009, which focused on investing in distressed debt and event-driven equities. Prior thereto, Mr. Tesoriere was with Anchorage Capital Group for six years, where he was a founding analyst. He began his career with Blackstone in the Restructuring and Reorganization Group before working at Goldman Sachs in distressed debt research. Mr. Tesoriere received a B.S. degree in Commerce with a concentration in finance from the University of Virginia’s McIntire School of Commerce.

The parties who are designating directors in accordance with the terms and conditions of the Plan Support Agreement and the Investor Rights Agreement have informed the Company that Daniel Ninivaggi is expected to be appointed as the chair of the New Board.

Annex 1 to Exhibit 9

Blackline of Draft of

New Garrett Motion Inc. Board Members

Exhibit 9

New Garrett Motion Inc. Board Members

In connection with the implementation of the Plan, the New Board, as of the Effective Date, shall consist of nine (9) directors, in each case designated in accordance with the terms and conditions of the Plan Support Agreement and the Investor Rights Agreements to be entered into on the Effective Date. As of the date of this amended Plan Supplement, the Company expects the New Board to include the following ~~five (5~~nine (9) directors:

•

Darius Adamczyk, designated by Honeywell, is Chairman and Chief Executive Officer of Honeywell. Before being elected Chairman in 2018 and named President and CEO in 2017, Mr. Adamczyk served as President and Chief Operating Officer. Mr. Adamczyk joined Honeywell in 2008 when Metrologic, where he was Chief Executive Officer, was acquired. Mr. Adamczyk served as President of Honeywell’s Scanning and Mobility business for four years, before leading a turnaround over two years as President of Process Solutions. In 2014, Mr. Adamczyk was promoted to President and Chief Executive Officer of Honeywell Performance Materials and Technologies. Before joining Honeywell, Mr. Adamczyk held several leadership positions with Ingersoll Rand and Booz Allen Hamilton. Mr. Adamczyk began his career as an electrical engineer at General Electric in 1988. Mr. Adamczyk earned his MBA from Harvard University, a master’s degree in computer engineering from Syracuse University, and a bachelor’s degree in electrical and computer engineering from Michigan State University.

•

Daniel A. Ninivaggi, appointed as an independent director, served as Chief Executive Officer of Icahn Automotive Group, LLC and Managing Director of Icahn Enterprises L.P. (IEP) – Automotive Segment from March 2017 through August 2019. Prior to that, Mr. Ninivaggi served as Co-Chairman and Co-CEO of Federal-Mogul Holdings Corp., an $8 billion automotive supplier. Mr. Ninivaggi was President and Chief Executive Officer of IEP between 2010 and 2014. Mr. Ninivaggi currently serves on the board of directors of Hertz Global Holdings Inc. and Metalsa S.A. (Advisory Board), and has further served as a director of numerous public and private companies, including Navistar International Corporation, Icahn Enterprises G.P. Inc., CVR GP, LLC, XO Holdings, Tropicana Entertainment Inc., Motorola Mobility Holdings Inc., and CIT Group, Inc. Prior to joining IEP, Mr. Ninivaggi spent six years at Lear Corporation, holding various executive positions. Mr. Ninivaggi began his career at Skadden, Arps, Slate, Meagher & Flom LLP before joining Winston & Strawn LLP, where he became partner. He holds a Bachelor of Arts degree from Columbia University, an MBA from the University of Chicago Graduate School of Business, and a Juris Doctor degree (with distinction) from Stanford Law School.

•

D’aun Norman, appointed as an independent director, retired from Ernst & Young as an audit partner in 2019, after over 30 years of assurance and advisory experience, including 16 years as a partner specializing in audits of publicly-traded global automotive suppliers and other industrial companies. Ms. Norman’s key audit experiences include her work on Visteon Corporation from 2013 to 2019 following the Ford spinoff and bankruptcy emergence; Federal-Mogul from 2006 to 2014 during its bankruptcy and upon emergence; Cooper Tire from 2008 to 2014 during merger negotiations; and Owens-Illinois from 1988 to 2016 during the leveraged buyout and exit, including transition from public to private status and the subsequent IPO. In addition, Ms. Norman served as Assurance People Leader for EY Michigan and Northwest Ohio area practice and as EY Central Region ASC 606 Revenue Recognition Adoption Leader. She is currently Chair of the Bowling Green State University Alumni Leadership Council where she has served multiple other roles. Ms. Norman has a Bachelor of Science in Business Administration, Accounting from Bowling Green State University and attended the EY Executive Education program at Kellogg School of Management, Northwestern University. She is a Certified Public Accountant.

•

John Petry, designated by the Additional Investors, founded Sessa Capital IM, L.P. (“Sessa Capital”) in 2012 and currently serves as its Managing Principal. Sessa Capital makes, on behalf of its funds and accounts, concentrated investments in value-oriented equity and debt securities, based on in-depth fundamental research. From 2010-2012, Mr. Petry served as a Principal at Columbus Hill Capital Partners, an investment fund focused on distressed investments. From 1997-2010, Mr. Petry held positions at Gotham Capital, most recently as partner, where he researched companies, invested in securities throughout the capital structure and structured investments in new fund vehicles and asset management business start-ups. Mr. Petry has over 25 years in the finance industry and public market investing, has led activist campaigns, invested in private equity businesses, and has experience with restructurings. Mr. Petry currently chairs two non-profit boards, Education Reform Now, which focuses on federal, state and local education policy and Only One, which is dedicated to ocean conservation. Mr. Petry received a B.S. in Economics from the University of Pennsylvania, Wharton School.

•

Olivier Rabiller, who has served as Garrett’s President and CEO and a member of its board of directors since the spin-off from Honeywell. Prior to the spin-off, Mr. Rabiller served as President and CEO of the Transportation Systems division at Honeywell from 2016 until the spin-off. Mr. Rabiller’s global career spanned approximately 16 years at Honeywell where he also served as Vice President and General Manager of Transportation Systems for High Growth Regions, Business Development, and Aftermarket (from July 2014 to July 2016) as well as Vice President, General Manager of Transportation Systems Aftermarket (from January 2012 to July 2014). Earlier positions within Honeywell included Vice President of Sourcing for Transportation Systems; Vice President of Customer Management for Passenger Vehicles at Honeywell Turbo Technologies; Vice President, European Sales and Customer Management; and Director of Marketing and Business Development for the European region. He joined Honeywell in 2002 as Senior Program Manager and Business Development Manager for Turbo Technologies EMEA. Mr. Rabiller is a director of the Swiss-American Chamber of Commerce, a non-profit organization that facilitates business relations between Switzerland and the United States. From 2012 to 2016, Mr. Rabiller was a director of Friction Material Pacifica, Australia. He holds a Master’s degree in Engineering from Ecole Centrale Nantes and an MBA from INSEAD.

•

Robert Shanks, appointed as an independent director, served as executive vice president and CFO at Ford Motor Company from April 2012 through December 2019, when he retired. Prior to that, Mr. Shanks was vice president and controller at Ford. He was appointed a corporate officer of Ford in July 2004, when he was elected to the position of vice president, Operations Support, Finance and Strategy, Ford of Europe and Premier Automotive Group (PAG). Prior to that, Mr. Shanks was CFO for PAG, as well as for Mazda Motor Corporation. In addition to other finance function in Taiwan’s Ford Lio Ho Motor Company and business development activities in Ford’s Asia-Pacific operations. Mr. Shanks has a bachelor’s degree in Foreign Service from Georgetown University and a master’s degree in International Management from the American Graduate School of International Management.

•

Steven Silver, designated by Centerbridge, joined Centerbridge in 2006 and co-heads the firm’s global private equity investing activities. He serves as a member of the firm’s Management Committee and focuses on investments in the ~~Healthcare,~~ Industrials and Consumer sectors. Mr. Silver also currently serves on the Boards of Directors of American Bath Group, FreshDirect, KIK Custom Products, Inc. (and affiliated entities), Remedi SeniorCare Holding Corporation, TriMark USA, LLC and True Food Kitchen Investco LLC (and affiliated entities). Prior to joining Centerbridge, Mr. Silver was a Managing Director and Partner at Vestar Capital Partners, a private equity investment firm. Mr. Silver began his career as a Member of the Mergers & Acquisitions department of Wasserstein Perella & Co. in New York and London. He holds a B.A. degree from Yale College and an M.B.A. from Harvard Business School with high distinction and as a George F. Baker Scholar.

•

Julia Steyn, appointed as an independent director, is Chief Commercial Officer at the investment firm VectoIQ. Ms. Steyn previously served as CEO of Bolt Mobility, where she currently serves as Non-Executive Chairwoman. Ms. Steyn is currently a Non-Executive Board Member of First Group PLC in London, UK, a multi-national transport group that operates transport services in the United Kingdom, Ireland, Canada and the United States. In addition, Ms. Steyn is a Senior Advisor to McKinsey focusing on the mobility space and corporate innovation, and serves as an advisor to several venture capital organizations. Ms. Steyn worked for almost a decade at General Motors where she was the founder and CEO of Maven, the shared mobility marketplace owned by General Motors. Ms. Steyn joined General Motors in 2012 as vice president, Corporate Development and Global Mergers & Acquisitions. Before joining General Motors, Ms. Steyn was vice president and co-managing director for Alcoa’s Corporate Development group, and she also has worked at Goldman Sachs in key positions in London, Moscow and New York. Earlier in her career, she was a business analyst at A.T. Kearney. Ms. Steyn has a bachelor’s degree from Oberlin College and an MBA with a concentration in Finance and Accounting from the University of Chicago.

•

Steven Tesoriere, designated by Oaktree, joined Oaktree in 2016. Prior to Oaktree, Mr. Tesoriere was Managing Principal and Portfolio Manager of Altai Capital Management, an investment manager he co-founded in 2009, which focused on investing in distressed debt and event-driven equities. Prior thereto, Mr. Tesoriere was with Anchorage Capital

Group for six years, where he was a founding analyst. He began his career with Blackstone in the Restructuring and Reorganization Group before working at Goldman Sachs in distressed debt research. Mr. Tesoriere received a B.S. degree in Commerce with a concentration in finance from the University of Virginia’s McIntire School of Commerce.

•

~~John Petry, designated by the Additional Investors, founded Sessa Capital IM, L.P. (“Sessa Capital”) in 2012 and currently serves as its Managing Principal. Sessa Capital makes, on behalf of its funds and accounts, concentrated investments in value-oriented equity and debt securities, based on in-depth fundamental research. From 2010-2012, Mr. Petry served as a Principal at Columbus Hill Capital Partners, an investment fund focused on distressed investments. From 1997-2010, Mr. Petry held positions at Gotham Capital, most recently as partner, where he researched companies, invested in securities throughout the capital structure and structured investments in new fund vehicles and asset management business start-ups. Mr. Petry has over 25 years in the finance industry and public market investing, has led activist campaigns, invested in private equity businesses, and has experience with restructurings. Mr. Petry currently chairs two non-profit boards, Education Reform Now, which focuses on federal, state and local education policy and Only One, which is dedicated to ocean conservation. Mr. Petry received a B.S. in Economics from the University of Pennsylvania, Wharton School.~~

•

~~Darius Adamczyk, designated by Honeywell, is Chairman and Chief Executive Officer of Honeywell. Before being elected Chairman in 2018 and named President and CEO in 2017, Mr. Adamczyk served as President and Chief Operating Officer. Mr. Adamczyk joined Honeywell in 2008 when Metrologic, where he was Chief Executive Officer, was acquired. Mr. Adamczyk served as President of Honeywell’s Scanning and Mobility business for four years, before leading a turnaround over two years as President of Process Solutions. In 2014, Mr. Adamczyk was promoted to President and Chief Executive Officer of Honeywell Performance Materials and Technologies. Before joining Honeywell, Mr. Adamczyk held several leadership positions with Ingersoll Rand and Booz Allen Hamilton. Mr. Adamczyk began his career as an electrical engineer at General Electric in 1988. Mr. Adamczyk earned his MBA from Harvard University, a master’s degree in computer engineering from Syracuse University, and a bachelor’s degree in electrical and computer engineering from Michigan State University.~~

•

~~Four (4) additional~~The parties who are designating directors ~~are expected to be designated, in each case pursuant to~~in accordance with the terms and conditions of the Plan Support Agreement and the Investor Rights ~~Agreements.~~

~~The Debtors shall disclose the identities of these additional four (4) directors when designated.~~

Agreement have informed the Company that Daniel Ninivaggi is expected to be appointed as the chair of the New Board.